                                                                    EXHIBIT 99.5

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:  M4 ENVIRONMENTAL MANAGEMENT, INC.                 CASE NO.: 97-21388-CJK
         DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                             1/31/98
                                                                       -------

COMES NOW, M4 ENVIRONMENTAL MANAGEMENT, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing ####### and ending ####### as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

               X   Monthly Reporting Questionnaire (Attachment 1)
            -------

               X   Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            -------

               X   Summary of Accounts Receivable (Form OPR-3)
            -------

               X   Schedule of Post-Petition Liabilities (Form OPR-4)
            -------

               X   Income Statement (Form OPR-5)
            -------

               X   Statement of Sources and Uses of Cash (Form OPR-6)
            -------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  2/25/98                    DEBTOR-IN-POSSESSION
       ------
                                 By:
                                               /s/ F. Gordon Bitter
                                               --------------------------------
                                 Name & Title: F. Gordon Bitter, Vice President
                                               M4 Environmental Management, Inc.
                                               400-2 Totten Pond Road
                                               Waltham, MA 02109
                                               Telephone: 781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:  M4 ENVIRONMENTAL MANAGEMENT, INC.                 CASE NO.: 97-21388-CJK
         DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11

                      NOTE TO THE MONTHLY OPERATING REPORT:

     Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

Case Name:   M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number: 97-21388-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                  FILING       MONTH       MONTH       MONTH      MONTH     MONTH    MONTH    MONTH
                                                   DATE        ENDED       ENDED       ENDED      ENDED     ENDED    ENDED    ENDED
                                                12/03/1997   12/31/1997  01/31/1998
                                                ------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
    Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
    Stock & interests in:
    M4 Environmental, LP (1% ownership,
         99% owned by MMT Federal Holdings, Inc.)  Unknown     Unknown    Unknown


                                                -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    0           0          0        0           0        0        0          0
                                                -----------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                -----------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                       0           0          0        0           0        0        0          0
                                                -----------------------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
             10% of "Total Assets")
             Intangible Assets                                                                               0
             Less:  Accumulated Amortization

                                                -----------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                      0           0          0        0           0        0        0          0
                                                -----------------------------------------------------------------------------------

TOTAL ASSETS                                            0           0          0        0           0        0        0          0
                                                ===================================================================================


                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

Case Name:   M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number: 97-21388-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                        FILING       MONTH      MONTH      MONTH     MONTH    MONTH    MONTH   MONTH
                                                         DATE        ENDED      ENDED      ENDED     ENDED    ENDED    ENDED   ENDED
                                                      12/03/1997  12/31/1997  01/31/1998
                                                      ------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
    transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
    Operations (See Form OPR-4)

                                                      ------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                             0         0           0         0          0        0       0        0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                                      ------------------------------------------------------------------------------

TOTAL LIABILITIES                                           0         0           0         0          0        0       0        0
                                                      ------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                              Nil        Nil         Nil
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date
             Post Filing Date

                                                      ------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                        0         0           0         0          0        0       0         0
                                                      ------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  0         0           0         0          0        0       0         0
                                                      ==============================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

Case Name:   M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number: 97-21388-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                                              0-30         31-60         61-90         OVER
                                                                TOTAL         DAYS          DAYS         DAYS         90 DAYS
                                                          -----------------------------------------------------------------------
DATE OF FILING:12/03/1997                                            0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:         12/31/1997                                            0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:         01/31/1998                                            0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:                                                               0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:                                                               0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:                                                               0
               Allowance for doubtful accounts                       0
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

MONTH:
               Allowance for doubtful accounts
                                                          -----------------------------------------------------------------------
                                                                     0             0            0             0             0
                                                          =======================================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4

Case Name:   M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number: 97-21388-CJK

                                                            MONTH ENDED: 1/31/98
                                                            --------------------

                                            DATE         DATE         TOTAL         0-30          31-60        61-90          OVER
                                          INCURRED       DUE           DUE          DAYS          DAYS          DAYS        90 DAYS
                                         -------------------------------------------------------------------------------------------
TAXES PAYABLE

    Federal Income Taxes                                              NONE
    FICA-Employer's Share                                             NONE
    FICA-Employee's Share                                             NONE
    Unemployment Tax                                                  NONE
    State Sales & Use Tax                                             NONE
    State __________ Tax                                              NONE
    Personal Property Tax                                             NONE

                                                                   -----------------------------------------------------------------
TOTAL TAXES PAYABLE                                                      0             0             0            0              0
                                                                   -----------------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                   -----------------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                         0             0             0            0              0
                                                                   -----------------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
    Trade Accounts Payable
      (see attached schedules)
    Payroll withholdings
    Accrued Payroll
    Accrued expenses
                                                                   -----------------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                     0             0             0            0              0
                                                                   -----------------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                      0             0             0            0              0
                                                                   =================================================================

                                INCOME STATEMENT                      FORM OPR-5

Case Name:   M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number: 97-21388-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                 PRE        POST        MONTH     MONTH   MONTH    MONTH    MONTH    MONTH    MONTH
                                              PETITION    PETITION      ENDED     ENDED   ENDED    ENDED    ENDED    ENDED    ENDED
                                             12/03/1997  12/31/1997  01/31/1998
                                              -------------------------------------------------------------------------------------
NET REVENUE (INCOME)
                                              -------------------------------------------------------------------------------------

COST OF GOODS SOLD
        Salaries & wages
        Less: Salaries & wages
           capitalized in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment
        Rent-office/buildings
        Supplies-processing
        Taxes
        Telephone
        Transportation
        Travel & entertainment
        Utilities

                                              -----------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                            0          0          0         0       0        0        0        0        0
                                              -----------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES            0          0          0         0       0        0        0        0        0
                                              -----------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                              -----------------------------------------------------------------------------------

NET INCOME (LOSS)                               NONE        NONE      NONE          0       0        0        0        0        0
                                              ===================================================================================

                      STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6

Case Name:   M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number: 97-21388-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                                      TOTAL
                                                            PRE        POST        MONTH       MONTH    MONTH   MONTH   MONTH  MONTH
                                                          PETITION   PETITION      ENDED       ENDED    ENDED   ENDED   ENDED  ENDED
                                                         12/1-12/2  12/3-12/31  12/31/1997  01/31/1998
                                                         ---------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                    NONE        NONE      NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                  0           0         0
            Decrease (Increase)-Accounts Receivable                      0           0         0
            Decrease (Increase)-Inventories                              0           0         0
            Decrease (Increase)-Prepaid Expenses                         0           0         0
            Decrease (Increase)-Other Assets                             0           0         0
            Increase (Decrease)-Pre Petition Liabilities                 0           0         0
            Increase (Decrease)-Post Petition Liabilities                0           0         0

                                                         ---------------------------------------------------------------------------
Net Cash Provided (Used) by Operating Activities             0           0           0         0        0        0        0        0
                                                         ---------------------------------------------------------------------------


Cash Flows Used in Investing Activities
            Capital Expenditures                                         0           0         0
            Sale of Net Fixed Assets
                                                         ---------------------------------------------------------------------------
Net Cash Provided (Used) in Investing Activities             0           0           0         0        0        0        0        0
                                                         ---------------------------------------------------------------------------


Cash Flows From Financing Activities:
            Increase (Decrease)-Morgens Waterfall                        0           0         0
            Increase (Decrease)-Shareholder Valuations                   0           0         0

            Purchase of Treasury Stock-Preferred Shares

                                                         ---------------------------------------------------------------------------
Net Cash Provided (Used) in Financing Activities             0           0           0         0        0        0        0        0
                                                         ---------------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         0           0           0         0        0        0        0        0

Cash and Cash Equivalents at Beginning of Period                         0           0         0        0        0        0        0
                                                         ---------------------------------------------------------------------------

Cash and Cash Equivalents at End of Period                   0           0           0         0        0        0        0        0
                                                         ===========================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number: 97-21388-CJK


                                                            MONTH ENDED: 1/31/98
                                                            --------------------


                                                                          PAGE 1

1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title of                                        Date             Wages Paid               Taxes Withheld
     Executive                                                Paid          Gross         Net          Due          Paid
     -------------------------                            --------------------------------------------------------------------
     THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT").
     THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH
     HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

     F. Gordon Bitter, CEO & CFO, Director
     Ethan E. Jacks, VP, General Counsel, Secretary
     Elliot J. Mark, Assistant Secretary
     Charles W. Shaver, President & COO, Director
     Willis Wang, Assistant Secretary

                                                                        ------------------------------------------------------

     TOTAL EXECUTIVE PAYROLL                                                        0            0            0             0
                                                                        ======================================================


2.   INSURANCE

     Is Workers' Compensation and other insurance in effect?             N/A
                                                                     -----------
     Are payments current?
                                                                     -----------

     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                           DATE
                                                                   COVERAGE       POLICY      EXPIRATION    PREMIUM      COVERAGE
TYPE                      CARRIER NAME                              AMOUNT        NUMBER         DATE        AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------



                          SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE
                          ---------------------------------------------

                                                                          PAGE 2

3.   BANK ACCOUNTS

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number: 97-21388-CJK


                                                                                                                  TOTAL
                                     ----------------------------------------------------------------------------------
Bank Name

Account Number


BEGINNING BOOK BALANCE                                                                                               0

PLUS:       Deposits-Collections of A/R
            Other Receipts
            Loan Advances

LESS:       Disbursements
            Payroll
            Returned Checks
            Loan Repayments

OTHER:      Adjustments
            Transfers In (Out)

                                     ----------------------------------------------------------------------------------

ENDING BOOK BALANCE                          0          0          0           0            0            0           0
                                     ==================================================================================

4.   POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

     List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

     Payments To/On                                          Amount         Date        Check #
     -------------------------                            -----------------------------------------
     Professionals (attorneys,
     accountants, etc.):


                                                              NONE





                                                          --------------
                                                                      0
                                                          ==============

     PRE-PETITION DEBTS

                                                              NONE




                                                          --------------
     Total payments of pre-petition debts                             0
                                                          ==============

                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                                        INSURANCE      COVERAGE      POLICY    EXPIRATION     PREMIUM       COVERAGE
CARRIER NAME AND ADDRESS              TYPE                AGENT         AMOUNT       NUMBER       DATE         AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------


     SEE ATTACHED








     I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


     Date: 2/28/98
          -----------------------------


                                           Molten Metal Technology, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Chief Executive Officer




                                           MMT of Tennessee, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President




                                           M4 Environmental, L.P..


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                M4 Environmental Managment, Inc.
                                                General Partner

                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President


                                           MMT Federal Holdings, Inc.




                                           By: /s/ F. Gordon Bitter
                                              ---------------------------------
                                                F. Gordon Bitter
                                                Vice President